SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 March 25, 1998
                Date of Report (Date of Earliest Event Reported)

Headlands Mortgage Securities Inc. (as Sponsor under a Pooling and Servicing Agreement dated as of April 1, 1997 providing for the issuance of the Mortgage Pass-Through Certificates, Series 1997-2)

                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    333-16679-2                68-0397342
          --------                    -----------                ----------
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
     of Incorporation)                   Number)             Identification No.)

           1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events

            Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of its Mortgage Pass-Through Certificates, Series 1997-2 (the "Certificates").

            The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).  Exhibits

            10.1   Monthly Payment Date Statement distributed to
                   Certificateholders, dated March 25, 1998.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 1998

                                     HEADLANDS MORTGAGE
                                     SECURITIES INC.


                                     By: /s/ Gilbert J. MacQuarrie
                                         ---------------------------------------
                                         Gilbert J. MacQuarrie
                                         Vice President, Treasurer and Secretary
                                         (Principal Financial Officer and
                                         and Principal Accounting Officer)

                                  EXHIBIT INDEX

Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1  Monthly Payment Date Statement distributed to
      Certificateholders, dated March 25, 1998............................5